UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2008

PANTERA PETROLEUM INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-52506

(Commission File Number)

98-0440762

(IRS Employer Identification No.)

111 Congress Avenue, Suite 400, Austin, Texas 78701

(Address of principal executive offices and Zip Code)

512.391.3868

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In The Registrant's Certifying Accountant.

(a)	Independent Accountant Merges with BDO Dunwoody LLP

Amisano Hanson, Chartered Accountants ("Amisano Hanson") recently entered into an agreement with BDO Dunwoody LLP ("BDO Dunwoody"), pursuant to which Amisano Hanson will merge its operations into BDO Dunwoody and certain of the professional staff and partners joined BDO Dunwoody either as employees or partners of BDO Dunwoody and will continue to practice as members of BDO Dunwoody.

Commensurate with the merger of Amisano Hanson with BDO Dunwoody, on January 31, 2008, Amisano Hanson resigned as our independent accountant; and concurrent with the resignation of Amisano Hanson, we engaged BDO Dunwoody as our independent accountant. Prior to engaging BDO Dunwoody, we did not consult with BDO Dunwoody regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinion that might be rendered by BDO Dunwoody on our company's financial statements, and BDO Dunwoody did not provide any written or oral advice that was an important factor considered by our company in reaching a decision as to any such accounting, auditing or financial reporting issue. The engagement of BDO Dunwoody was approved by the Board of Directors of our company.

The reports of Amisano Hanson regarding our company's financial statements for the fiscal years ended May 31, 2007 and 2006, and for the period from October 27, 2004 (date of inception) to May 31, 2007, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that such reports on our financial statements for the years ended May 31, 2007 and 2006, and for the period from October 27, 2004 (date of inception) to May 31, 2007, contained an explanatory paragraph in respect to uncertainty as to our company's ability to continue as a going concern. During the years ended May 31, 2007 and 2006, and the period from October 27, 2004 (date of inception) to May 31, 2007, and during the period from the end of the most recently completed fiscal year through January 31, 2008, the date of resignation, there were no disagreements with Amisano Hanson on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Amisano Hanson would have caused it to make reference to such disagreements in its reports.

Our company provided Amisano Hanson with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Amisano Hanson furnish our company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of such letter, dated February 20, 2008, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

16.1	Letter from Amisano Hanson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PANTERA PETROLEUM INC.

/s/ Chris Metcalf

Chris Metcalf

Chief Executive Officer,

President and Director

Date: February 20, 2008

CW1682218.2